Corporate Presentation October 2015 Exhibit 99.1

Lipocine Investment Highlights ▪ First oral testosterone replacement option – Targeting ~ $2.0 Billion TRT market – NDA submitted August 2015 – Differentiated from existing products ▪ Orphan designated oral alternative for the prevention of preterm birth – A voids painful injections of the only FDA approved intra - muscular drug – Multi - dose PK study expected to start 4Q 2015 ▪ Strong Balance Sheet – Over $53M in Cash as of June 30th – Sufficient to last past LPCN 1021 anticipated PDUFA date – No Debt 2

Lip’ral Enables Optimal Dispersion in the Gastrointestinal Tract Improved absorption Effective transfer across aqueous barrier layer Optimal dispersed phase in GI tract Insoluble drug lipidic composition 3

4 LPCN: Focused on Innovative Products for Men’s and Women’s Health “Transformative“ Oral Testosterone Franchise First Oral Alternative for the Prevention of Pre - Term Birth PRODUCT (Indication) RESEARCH / PRECLINICAL PHASE 1 PHASE 2 PHASE 3 UNDER REVIEW MEN'S HEALTH LPCN 1021 ( Oral Testosterone Replacement Therapy ) LPCN 1111 (Next Generation Oral T) WOMEN'S HEALTH LPCN 1107 (Prevention of Preterm Birth)

LPCN 1021 - First Oral TRT Option (NDA Submitted) ▪ Robust efficacy established in pivotal P hase 3 clinical study – Met FDA primary efficacy endpoint targets ▪ Completed the 52 week safety extension arm – Well tolerated ▪ Overall AE profile comparable to active control, Androgel ® 1.62% (market leader ) – No cardiac, hepatic or drug related SAEs ▪ Completed food effect study – Consistent and predictable T levels not sensitive to meal fat content 5

TRT Treated Patients 6 Symphony Healthcare Solutions extracted May 2014 for FDA Advisory meeting 1.2M 1.5 2.0 2.2 2.0 0 500000 1000000 1500000 2000000 2500000 2010 2011 2012 2013 2014 Male Testosterone Patients Male T Pts Treatment Rate x Treated patients rates declined in 2014 due primarily to an end of DTC advertising and suggested increased CV risk with use of TRT Potential CV risk with TRT published Q4 2013

Dollar Sales in the TRT Market Remain Dominated by Gels 7 IMS Health Sept 2015 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2013 2014 2015 Estimate Billions ($) Gross Sales Testosterone - Injectable Depo-Testosterone Testopel Testosterone - Transdermal Fortesta Androderm Testim Axiron AndroGel 1.62% AndroGel 1% 0 1 2 3 4 5 6 7 8 2013 2014 2015 Estimate Millions TRx $ 2.3 $ 2.1 $ 2.0 *Sales reported as invoice data from wholesalers to the various channels. Note: Testopel is excluded because it is a buy - and - bill product. 7.3 6.4 6.2 x Total TRx’s are stabilizing in 2015 with injectable products’ TRx volumes continuing to increase

TRT Monthly TRx Trend 8 x To date, minimal TRx impact of FDA TRT label change x 2015 – monthly TRx stable around 500,000/month 1 IMS Data FDA Label Guidance - 100,000 200,000 300,000 400,000 500,000 600,000 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 TRT TRx's TRx

LPCN 1021 - First Oral TRT Option Challenges of Oral T Product ▪ Native testosterone has poor oral bioavailability with a very short half life (~ 30 min) – Multiple daily doses would be required to obtain effective levels ▪ Methyl testosterone – Liver toxicity – Unsafe for chronic use LPCN 1021 advantage ▪ Novel product based on proprietary technology primarily directing Testosterone Undecanoate (TU), an ester of testosterone into lymphatics – By - passes liver in first pass metabolism – Maintains effective T blood levels in eugonadal range when dosed twice daily 9

10 Issues with Current TRT Therapies Transfer potential to children, partner and pets No freedom to use around pregnant loved ones Skin irritation potential Pulmonary embolism potential Scarring/injection site reactions Risk of infection Not flexible for dose reversals Topicals Invasives

Adherence after 12 Months on Existing Non - Oral TRT Therapies 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% M+1 M+2 M+3 M+4 M+5 M+6 M+7 M+8 M+9 M+10 M+11 M+12 Percent of Patients Remaining “On Therapy” TRT Market: “On Therapy” Persistency Based on New - to - Market Cohorts (July 2013) Androderm Androgel 1.62 Axiron Fortesta Injectables Testim 11 MABI’s TRT Patient Metrics (Powered by Source Healthcare Analytics Patient Data). ▪ Median persistency on treatment is 3 - 4 months (~100 days) 36.7% 23.4% 19.2% 17.1% 16.9% 10.9%

12 LPCN 1021 (First Oral TRT Option): Compliance Survey ▪ Survey of 28 leading endocrinologists and urologists about oral testosterone compliance 1 • In your opinion, will oral testosterone improve patient compliance compared to existing options? 94% 0% 6% Yes No Not Sure 1 Lipocine Survey 2014

▪ Investigational oral product candidate based on unique technology primarily directed at lymphatic delivery of Testosterone Undecanoate (TU), an ester of testosterone ▪ Maintains T blood levels in eugonadal range when dosed twice daily – 87.4% of subjects (efficacy population) in SOAR trial had C avg T levels restored to normal levels ▪ No cardiac, hepatic or drug related SAEs reported upon 52 week exposure – No reports of stroke, myocardial infarction or deep vein thrombosis ▪ 85% of subjects (efficacy population) in SOAR trial required one or fewer dose adjustments ▪ T levels not sensitive to meal fat variations ▪ Consistent intra - day and inter - day performance ▪ No observed liver toxicity 13 LPCN 1021 (First Oral TRT Option) Product Overview: Profile

14 LPCN 1021 (First Oral TRT Option): Phase 3 Primary Efficacy Results Measure FDA Targets Efficacy Population* 1 Full Analysis Set #1 Number of subjects 151 193 % subjects with C avg w ithin normal range ≥75% 87.4% 87.0% 95 % CI lower bound ≥ 65% 81.7% 82.0% x LPCN 1021 met both of the primary endpoint targets Parameter Mean (CV) Mean (CV) C avg ( ng / dL ) 446 (38%) 478 (41%) * Subjects randomized into the study with at least one PK profile and no significant protocol deviations # Subjects randomized into the study with at least one post - baseline efficacy variable response 1 Missing data imputed by LOCF

15 LPCN 1021 (First Oral TRT Option): Phase 3 Secondary Endpoint Results Measure FDA Targets Efficacy Population* 1 Number of subjects 151 C max < 1500 ng / dL ≥85% 82.8% 1800 ≤ C max ≤ 2500 ng / dL ≤ 5% 4.6% C max > 2500 ng / dL None 2.0% x Excessive T repletion outliers ( C max > 2500 ng / dL ) were observed in three subjects x None of these subjects reported any adverse events through week 13 (efficacy measurement point) * Subjects randomized into the study with at least one PK profile and no significant protocol deviations 1 Missing data imputed by LOCF

16 LPCN 1021 (First Oral TRT Option): 52 Week Safety Results ▪ LPCN 1021 was well tolerated during 52 weeks of dosing ▪ No reported cardiac, hepatic or drug related serious adverse events (SAEs) ▪ Overall adverse event (AE) profile for LPCN 1021 was comparable to the active control, Androgel ® 1.62% ▪ None of the cardiac AEs occurred in greater than 1% of the subjects in the LPCN 1021 arm and none were classified as severe ▪ All observed adverse drug reactions (ADRs) were classified as mild or moderate in severity and no serious ADRs occurred during the 52 - week treatment period

LPCN 1021 (First Oral TRT Option): “ T Levels N ot S ensitive T o M eal F at Variations” 17 0 500 1000 1500 2000 2500 0 4 8 12 16 20 24 Mean (+SD) Serum T Concentration (ng/dL) Time (hr) Low Fat Standard Fat High Fat 1 Low Fat = About 15% total calories derived from fat content in the meal; Standard Fat = About 30% total calories derived from fat content in the meal consistent with Phase 3 recommended meal; High Fat = About 50% total calories derived from fat content in the meal. x Consistent and predictable therapeutic levels of testosterone when administered with a meal Total Testosterone Concentration Under Fed Conditions

18 41 48 11 2 37 61 0 10 20 30 40 50 60 70 No dose change 1 dose change 2 dose changes % of Subjects LPCN 1021 Active Control x 89% of LPCN and 39% of active control subjects (Androgel® 1.62%) required ≤1 dose adjustment x Almost all subjects on active control, the market leader, required a titration visit LPCN 1021 (First Oral TRT Option): Efficient Dosing Regimen

LPCN 1021 (First Oral TRT Option): Attributes of Special Interest Attributes LPCN 1021 Efficacy Robust to Sensitivity Analysis Consistent Inter - day / Intra - day Performance Yes Meal Fat E ffect T levels not sensitive to fat content Safety No cardiac, hepatic, gastrointestinal or drug related SAEs DHT Levels Comparable to active control Blood Pressure No change from baseline Dose Mean maintenance dose comparable to starting dose 19

Meaningful Oral T US Sales Potential - A cross a wide range of price and market share assumpti ons 20 Market Share Sales Potential ( in M) Assumptions: • $400/Rx current TRT Branded pricing; • 6 Million Annual US TRT TRx (excludes ex - US, expansion due to improved Rx retention rates due to oral introduction and physician “buy and bill” sales)

LPCN 1111 (Next Generation Oral TRT Option): “Once Daily” ▪ Novel prodrug of testosterone for oral delivery through proprietary drug delivery technology ▪ Once daily is expected to improve and sustain market share or oral T franchise ▪ Once daily feasibility established – Positive Phase 2a study results in hypogonadal men ▪ Single daily oral dose provides T levels in the eugonadal range ▪ No subject exceeded peak T levels of 1500 ng/ dL ▪ Expect to Initiate Phase 2b PK dose finding study – 4Q 2015 21

LPCN 1111 Phase 2a Study - Responder Analysis At Day 28 x Once daily dosing feasibility established 22 Measure 550mg QD 770mg QD Typical FDA targets for approval of TRT C avg w ithin normal range 67% 88% ≥ 75% C max < 1500 ng / dL 100% 100% ≥ 85% 1800 ≤ C max ≤ 2500 ng / dL 0% 0% ≤ 5% C max > 2500 ng / dL 0% 0% 0%

▪ 11.7% of all US pregnancies 2 result in PTB (< 37 weeks) - a leading cause of neonatal mortality and morbidity 3 ▪ ~10x more first year medical costs are for PTB infants than for full term infants 4 ▪ ≥ $26 billion economic impact: 4 $1 billion market opportunity 5 23 Preterm Birth (PTB) Represents a Significant Unmet Medical Need 1 Pediatric Research (2006) 60, 775 – 776 2 CDC (2010) 3 J . Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 4 Institute of Medicine of the National Academies. Jul.2006 5 AMAG Pharmaceuticals presentation 09/29/2014 One preterm infant per minute in the U.S. 1

LPCN 1107 (First Oral PTB Candidate): “Addresses Unmet Need” ▪ The only FDA approved product for the prevention of PTB is an injectable hydroxyprogesterone caproate (HPC) ▪ Issues with the injectable HPC: – Weekly injection in doctor’s office or home – Injection site pain (35%), swelling (17%) • LPCN 1107: An oral HPC alternative • Non - invasive x No injection site reactions x No potential for pulmonary embolism – Self - administered – Life - style friendly ▪ Reduced travel burden 24

LPCN 1107 (First Oral PTB Candidate): “Status” 25 ▪ Potential to be the first oral standard - of care therapy • Elimination of 18 - 22 injections ▪ Orphan drug designation • A major contribution to patient care ▪ Oral feasibility established • Successful Phase 1 studies in healthy non - pregnant women and pregnant women ▪ Development path identified • Initiated multi - dose PK dose finding study - 3Q 2015

LPCN 1107 (First Oral PTB Candidate): Phase 1 Study Results 26 # AUCss calculated for post steady state 1 week duration Study population (N) AUC SS ( ng.h /ml) # Relative bioavailability [400 mg BID oral / IM ] Relative bioavailability [800 mg BID oral / IM] LPCN 1107/ 400 mg BID Oral LPCN 1107/ 800 mg BID Oral Intramuscular Injection / 250 mg weekly Pregnant women (8) 1074 4058 1817 59% 223 % Non - pregnant women (10) 1348 N/A 2468 55 % N/A x Relative bioavailabilities similar between pregnant and non - pregnant women x Projected dose between 400 and 800 mg BID is expected to be comparable to marketed 250 mg weekly IM product ▪ Bioavailability in pregnant (study LPCN 1107 - 14 - 003) and non - pregnant women (study LPCN 1107 - 14 - 001)

Several Near Term Value Drivers 27 Event Expected Timing LPCN 1021: Anticipated NDA 74 day letter November 2015 LPCN 1111: Initiate Phase 2b Study 4Q15 LPCN 1107: Top - line Results for Multi - Dose PK Study 1Q16 LPCN 1107: End of Phase 2 Meeting 2Q16 LPCN 1111: End of Phase 2 Meeting 2Q16 LPCN 1021: Expected FDA PDUFA Date June 28, 2016

28 Lipocine is a Compelling Value Proposition Stock Exchange NASDAQ Capital Markets Ticker Symbol LPCN Closing Stock Price (10/12/15) $12.94/share Market Capitalization (10/12/15) $236.1 million Fully Diluted Shares Outstanding (10/12/15) 19,716,586 Cash Balance (6/30/15) $53.4 million Debt None

Management Directors Mahesh Patel, Ph.D Chairman, President and Chief Executive Officer ▪ 20+ years of technology and product development experience in the area of drug discovery support, drug delivery and product line extensions ▪ Prior Affiliations: Pharmacia and Upjohn Morgan Brown, MBA, CPA Executive Vice President and Chief Financial Officer ▪ 20+ years of financing and accounting experience; 15+ years in the healthcare industry ▪ Prior Affiliations: NPS Pharmaceuticals, Innovus Pharmaceuticals, World Heart Corporation, Lifetree Clinical Research, KPMG Jyrki Mattila, MD, Ph.D , MBA Chief Business Officer ▪ 25+ years of business development , commercial and general management experience in pharmaceuticals ▪ Prior Affiliations: Auxillium Pharmaceuticals, Orion Pharma , iCeutica Operations, LZ Therapeutics Robert Merrell, MM, CPA Vice President of Finance ▪ 20+ years of financial experience in pharmaceuticals ▪ Prior Affiliations: Myriad Genetics Laboratories, NPS Pharmaceuticals, KPMG Anthony DelConte , M.D. Chief Medical Director ▪ 25+ years of experience in the healthcare industry ▪ Prior Affiliations: Auxilium Pharmaceuticals, Wyeth / Pfizer, Novartis Mahesh Patel, Ph.D Chairman, President and Chief Executive Officer of Lipocine Stephen Hill, B.M.B.CH., .M.A., .F.R.C.S. Lead Independent Director, Chairman of Compensation Committee and Member of Audit Committee ▪ Current Position: Director, President and CEO of Targacept ▪ Prior Affiliations: Solvay Pharmaceuticals, ArQule , F. Hoffmann - La Roche Jeffery Fink, MBA Chairman of Audit Committee ▪ Current Position: Managing Director of Gambel Oaks Advisors ▪ Prior Affiliations: Robert W. Baird, Dresdner Kleinwort Wasserstein, Prudential Vector Healthcare John Higuchi, MBA ▪ Current Position: President and CEO of Aciont ▪ Prior Affiliations: Lipocine , American Chemical Society R. Dana Ono, Ph.D Member of Compensation Committee and Audit Committee ▪ Current Position: Venture Partner at VIMAC Ventures ▪ Prior Affiliations: IntraImmune Therapies, several early stage biotech companies Experienced Management and Directors 29

Lipocine Investment Highlights ▪ First oral testosterone replacement option – Targeting ~ $2.0 Billion TRT market – NDA submitted August 2015 – Differentiated from existing products ▪ Orphan designated oral alternative for the prevention of preterm birth – A voids painful injections of the only FDA approved intra - muscular drug – Multi - dose PK study expected to start 4Q 2015 ▪ Strong Balance Sheet – Over $53M in Cash as of June 30th – Sufficient to last past LPCN 1021 anticipated PDUFA date – No Debt 30